SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: August 3, 2006
FEDERATED DEPARTMENT STORES, INC.
7 West Seventh Street, Cincinnati, Ohio 45202
(513) 579-7000
-and-
151 West 34th Street, New York, New York 10001
(212) 494-1602

Delaware	1-13536	13-3324058
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition. —
On August 3, 2006, Federated Department Stores, Inc. (“Federated”) issued a press release announcing Federated’s sales for the fiscal quarter ended July 29, 2006. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits. —
(c) Exhibits

99.1	Press Release of Federated dated August 3, 2006.

FEDERATED DEPARTMENT STORES, INC.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED DEPARTMENT STORES, INC.

Dated: August 3, 2006	By:	/s/ Dennis J. Broderick

	Name:	Dennis J. Broderick
	Title:	Senior Vice President, General Counsel and Secretary